Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AK

EIGHTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Fifty-seventh Amendment executed by TWC and CSG effective as of December 21, 2011 (CSG document no. 2309497), CSG provides TWC with production support for OAAT Services in the amount of up to *** ******* ***** (***) ***** per ***** for a mutually agreed fee;

WHEREAS, TWC requests and CSG agrees to increase the number of ******* production support ***** for OAAT Services from *** ******* ***** (***) ***** to *** ******* ****** (***) ***** for the fee set forth below, commencing as of July 1, 2014;

WHEREAS, pursuant to the Eighty-Seventh Amendment (CSG document no. 2506640) (the “87th Amendment”), the Parties agreed that certain fees, including production support fees for OAAT Services, will be invoiced on an ****** basis, for the period commencing as of the ***** ****** ****** (as defined in the 87th Amendment); and

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and TWC agree as follows:

1.	As of the Effective Date, Schedule F of the Agreement is hereby amended as follows:

The OAAT Production Support Fees line item within the Recurring Monthly Fees for OAAT and related Note 2 in Schedule F of the Agreement shall be deleted and replaced with the following::

Description of Item/Unit of Measure	Frequency	Fee
▪OAAT Production Support Fee (Note 2) (Note 3)	*******	$*********

Note 2: Commencing as July 1, 2014, production support will be limited to *** ******* ****** (***) ***** per *****.  CSG will notify TWC when Customers have exhausted ****** ******* (**%) of the support ***** in any given *****.  Additional fees will be charged for ***** exceeding this ******* limit and will be set forth in a separate mutually agreed upon Statement of Work.

2.

Following the Execution Date (as defined below), CSG may invoice TWC for the OAAT Production Support Fee reflected above for the ***** ****** ****** (as defined in the 87th Amendment), calculated in accordance with the 87th Amendment; provided, however, that to the extent CSG has previously invoiced TWC for OAAT Production Support Fees applicable to the ***** ****** ******, such amount shall be decreased by any OAAT Production Support Fee amounts previously invoiced by CSG and/or

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

paid by Customer(s) applicable to such period.  Thereafter and provided the OAAT Services have not been terminated by TWC, CSG may invoice TWC for the OAAT Production Support Fees set forth above, ********, commencing as of ***** ** **** and in accordance with the 87th Amendment..

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the day and year last signed below (“Execution Date”).  The Parties acknowledge and agree that the Agreement, as amended hereby, shall retroactively govern each party’s performance in connection with the subject matter hereof commencing as of the Effective Date.  Notwithstanding the foregoing, if any invoices have been issued under this Amendment prior to the Execution Date, the payment date for such invoices shall be *****-**** (**) **** after the Execution Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: September 18, 2014	Date: 25 Sept 2014